                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

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                (Name of Registrant as Specified In Its Charter)

                                  UNICOMP, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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                                  UNICOMP INC.

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 28, 2000

To the Stockholders of UniComp, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of UniComp, Inc. (the "Company") will be held at the offices of ICM, a subsidiary of the Company, Mountrath Road, Portlaoise, Republic of Ireland at 1:00 P.M., August 28, 2000, for the following purposes:

         1. To elect the Directors of the Company to hold office for a term of one year or until their successors are duly elected and qualified; and

         2. To transact such other business as may properly come before the Meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on June 30, 2000 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Only holders of the Company's Common Stock at the close of business on the record date will be entitled to vote at the Meeting.

         Please sign, date, and return your Proxy in the enclosed envelope so that your shares may be voted at the Meeting. If the shares are held in more than one name, all holders of record must sign. If you plan to attend the Meeting, please notify me so that identification can be prepared for you. Thank you for your interest and consideration.


                                       By Order of the Board of Directors,

                                       Mary Ann Culpepper,
                                       Corporate Secretary


STOCKHOLDERS ARE URGED TO COMPLETE AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED WHEN MAILED IN THE UNITED STATES. YOUR ATTENDANCE AT THE MEETING IS URGED. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND EXECUTE THE ENCLOSED PROXY. SUCH ACTION WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU CHOOSE TO ATTEND THE MEETING.

*  Approximate date of mailing to Stockholders:  July 9, 2000.

                                  UNICOMP, INC.

                               1850 Parkway Place
                                    Suite 925
                             Marietta, Georgia 30067

                                 PROXY STATEMENT

                               --------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held On August 28, 2000

                               --------------------

This Proxy Statement is furnished to the holders of the $.01 par value common stock (the "Stockholders" and "Common Stock", respectively) of UniComp, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at its Annual Meeting of Stockholders to be held on August 28, 2000 (the "Meeting") or any adjournment thereof. The Meeting will be held at the offices of ICM, a subsidiary of the Company, Mountrath Road, Republic of Ireland, at 1:00 P.M. It is anticipated that this Proxy Statement will be mailed to Stockholders beginning on or about July 9, 2000.

                               VOTING OF PROXIES

Proxies shall be voted in accordance with the directions of the Stockholders. Unless otherwise directed, proxies will be voted FOR the persons named below as management's nominees for Directors of the Company. The Board of Directors knows of no other matter or motion to be presented at the Meeting. If, however, any other matter or motion should properly be presented at the Meeting upon which a vote may be taken, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment, including any matter or motion dealing with the conduct of the Meeting.

Any Shareholder giving a Proxy to the Company may revoke it at any time before it is exercised by: (1) delivering written notice of revocation to Mary Ann Culpepper, Corporate Secretary, UniComp, Inc., 1850 Parkway Place, Suite 925, Marietta, Georgia, 30067; (2) executing and delivering a duly executed Proxy bearing a later date; or (3) appearing at the Meeting and voting in person.

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. Employees of the Company may solicit proxies by further mailing, telephone, telegraph, facsimile machine or personal conversation. No special compensation will be paid to such persons for these tasks.

The Company may reimburse brokerage firms, other custodians, nominees, fiduciaries and others for their out-of-pocket expenses in forwarding solicitation material to the beneficial owners of the stock entitled to be voted at the Meeting.

                                 REQUIRED VOTE

Only holders of record of shares of the Company's Common Stock as of the close of business on June 30, 2000 (the "Record Date") will be entitled to notice of and to vote at the Meeting. At such date, there were 8,312,070 shares of the Company's Common Stock outstanding, each of which entitles the holder thereof to one vote on all matters which may come before the Meeting.

The Company's By-Laws provide that voting by the holders of a majority of the issued and outstanding shares of the Company entitled to vote, represented in person or by Proxy, constitutes a quorum at any Stockholders' meeting. The affirmative vote of a majority of a quorum of Stockholders is required for approval of all items being submitted to the Stockholders for their consideration, except for the election of Directors, which is determined by a simple plurality of votes cast. Each Stockholder is entitled to one vote for each share held on the Record Date. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Each is tabulated separately. Abstentions will be included in tabulations of the votes cast for purposes of determining whether a proposal has been approved. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal. All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Corporate Secretary of the Company, by delivering a later Proxy, or by voting in person at the meeting. Present management, which beneficially holds 18.6% of the aggregate of the Common Stock, has indicated its intention to vote FOR all Directors and proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth, as of June 30, 2000, certain information regarding the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) the Company's Chief Executive Officer; (iii) each Director and Executive Officer of the Company; and (iv) all Directors and Executive Officers of the Company as a group. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares shown. Pursuant to the rules of the Securities and Exchange Commission (the "Commission"), in calculating percentage ownership, each person is deemed to beneficially own shares that such person is entitled to purchase pursuant to options exercisable within 60 days of this Proxy, but options owned by others (even if exercisable within 60 days) are deemed not to be outstanding shares.

NAME AND ADDRESS OF                                    SHARES             PERCENT BENEFICIALLY
BENEFICIAL OWNER                                 BENEFICIALLY OWNED (1)          OWNED(6)
----------------                                 ----------------------   --------------------
Stephen A. Hafer (2)                                    1,389,050                  16.3%
2133 Wood Glenn Lane
Marietta, Georgia 30067

J.  Patrick Henry (3)                                    158,000                    1.9%
111 Montgomery Ferry Drive
Atlanta, Georgia 30309

Thomas Zimmerer (4)                                       20,700                     *
900 North Benton Avenue
Springfield, Missouri 65802

Nelson J. Millar (5)                                      21,200                     *
81 Raven Hill Park
Belfast, Northern Ireland BT60DG

All Directors and Executive Officers
 as a group (4 persons)                                 1,588,950                  18.6%


*   Less than 1%

(1) Each individual has sole voting and investment power with respect to these shares, except as noted below.
(2) Includes 269,000 shares held by Arccom Technologies, Inc., of which Mr. Hafer is President and sole shareholder; 400,000 shares held by Arccom Commercial Lending, Inc., of which Mr. Hafer is President and a majority shareholder; 290,000 shares held by the Stephen A. Hafer Living Trust, of which Mr. Hafer is the trustee; 20,000 shares held by the Louis J. Hafer Residuary Trust, of which Mr. Hafer is a trustee; 20,000 shares held by Foutz & Associates, Inc., a company owned by Marta Hafer, Mr. Hafer's spouse; 20,000 shares held by Marta Hafer; and 10,000 shares owned by Shawn Hafer, Mr. Hafer's son. Also includes 150,000 shares subject to options exercisable within 60 days of June 30, 2000.
(3) Includes 25,000 shares subject to options exercisable within 60 days of June 30, 2000.
(4) Includes 15,000 shares subject to options exercisable within 60 days of June 30, 2000.
(5) Includes 20,000 shares subject to options exercisable within 60 days of June 30, 2000.
(6) The denominator used to calculate the percent beneficially owned includes both the shares outstanding and the 210,000 shares subject to options exercisable by the individuals listed above.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS


GENERAL

At the Meeting, the Stockholders will elect the Directors of the Company. Each Director will hold office until the next Annual Meeting or until his successor is elected and qualified. Cumulative voting is not permitted in the election of Directors. IN THE ABSENCE OF INSTRUCTION TO THE CONTRARY, THE PERSON NAMED IN THE ACCOMPANYING PROXY WILL VOTE FOR THE PERSONS NAMED BELOW AS THE NOMINEES FOR DIRECTORS OF THE COMPANY. All of the nominees are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the persons named in the Proxy intend to cast votes for the election in his stead of such other person or persons as management of the Company may recommend.

The Board of Directors recommends that the Stockholders vote FOR all of the nominees for election to the Board of Directors listed below.

NOMINEES FOR DIRECTORS

The nominees for election to the Board of Directors of the Company are considered and recommended by the Nominating Committee of the Board of Directors (see "Committees of the Board of Directors"). The Board of Directors considers the recommendations of the Nominating Committee and recommends the nominees to the Stockholders.

The following information is set forth with respect of the nominees for Directors to be elected at the Meeting:

               NAME                                 AGE
               ----                                 ---

               Stephen A. Hafer                      51

               J.  Patrick Henry                     47

               Nelson J. Millar                      63

               Thomas Zimmerer                       59

         STEPHEN A. HAFER. Mr. Hafer has served with the Company since 1990 and currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, positions he has held since January 1993. Mr. Hafer has been President and Chairman of Arccom Commercial Lending, Inc., an asset-based lending company, since 1994. He has also served as President and Chairman of Arccom Technologies, Inc., an investment holding company, since 1990. Mr. Hafer holds a B.S. in Accounting from Florida State University.

         J. PATRICK HENRY. Mr. Henry has been President of Unibol, Inc., which controls the Company's North and South American UNIBOL operations, since January 1992 and a Director of the Company since 1992. Mr. Henry first joined the Company in March 1991 as Vice President of Sales with seven years of data processing experience as a Marketing Manager at Burroughs Corporation. Mr. Henry holds a B.S. in Industrial Management from Georgia Institute of Technology and an M.B.A. in Finance from Georgia State University.

         NELSON J. MILLAR. Mr. Millar has been a Director of the Company since November 1994. Mr. Millar has been the President and owner of Trafalgar Management Consultants in Belfast, Northern Ireland since 1993. From September 1992 to May 1993, Mr. Millar acted as the Managing Director of the ICS Computing Group Limited, the group of companies that the Company acquired in May 1993. From 1976 to 1993, Mr. Millar was the Managing Director of CMI Limited, the systems integration subsidiary of ICS Computing Group Limited. Mr. Millar holds a Higher National Diploma in Business Studies from Queens University in Belfast, Northern Ireland, and is a member of the British Computer Society and Fellow of the Institute of Directors.

         THOMAS ZIMMERER. Dr. Zimmerer has been a Director of the Company since May 1994. Dr. Zimmerer served as Professor of Management, at East Tennessee State University from 1993 to 1998, and currently serves as Director of the Breech School of Business Administration at Drury College. Dr. Zimmerer co-founded Clemson University's Emerging Technology and Marketing Center and has co-authored eight books and over 90 articles and professional papers. In addition, he has served as a consultant to over 75 United States and foreign corporations. Dr. Zimmerer holds a B.S.B.A. in Management and Economics from the American University in Washington, D.C., an M.S. in Economics from Louisiana State University and a Ph.D. in Management from the University of Arkansas.

COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended February 29, 2000, the Company's Board of Directors met two (2) times. Each incumbent Director was in attendance at each of these meetings. The Company's Board of Directors has established a Compensation Committee, consisting of all members of the Board, and an Audit and Nominating Committee, consisting of Mr. Millar, Dr. Zimmerer and Mr. Hafer.

The Compensation Committee establishes the Company's general compensation policies and specific compensation levels for executive officers. The Compensation Committee also administers the Long-Term Incentive Plan. The Compensation Committee met one (1) time during the fiscal year ended February 29, 2000. Each incumbent member was in attendance at the meeting.

The Audit and Nominating Committee recommends the appointment of the Company's independent auditors and reviews the Company's corporate accounting and reporting practices, internal accounting controls, audit plans and results, investment policies and financial results. The Audit and Nominating Committee also makes recommendations to the Board of Directors concerning candidates for election as Directors. The Audit and Nominating Committee will consider candidates for the Board recommended by Stockholders if such recommendations are delivered to the Company no later than: (a) with respect to an election to be held at an annual meeting of Stockholders, ninety days in advance of such meeting; and (b) with respect to an election to be held at a special meeting of Stockholders for the election of Directors, the close of business on the seventh day following the date on which notice of such meeting is first given. Each such recommendation shall set forth: (a) the name and address of the Shareholder who intends to make the nomination and the person or persons to be nominated; (b) a representation that the Shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by Proxy at the meeting to nominate the person or persons specified in the recommendation; (c) a description of all arrangements or understandings between the Shareholder and each nominee and any other person or persons pursuant to which the nomination or nominations are to be made by the Shareholder; (d) such other information regarding each nominee proposed by such Shareholder as would be required to be included in a Proxy Statement filed pursuant to the proxy rules of the Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a Director of the Company if so elected. The Audit and Nominating Committee met one (1) time during the fiscal year ended February 29, 2000. Each incumbent member of the Committee was in attendance at the meeting.

                      COMPENSATION PLANS AND ARRANGEMENTS

COMPENSATION OF DIRECTORS

Nonemployee Directors are reimbursed for all out-of-pocket expenses incurred in attending meetings of the Board of Directors and committees thereof. Nonemployee Directors are also eligible to participate in the Company's Director Incentive Plan. Under the Director Incentive Plan, each nonemployee Director will receive an option to purchase up to 10,000 shares of Common Stock upon his or her initial appointment or election to the Board of Directors and an option to purchase 5,000 shares of Common Stock on March 1 of each year. The exercise price of options granted to nonemployee Directors is 100% of the fair market value of the Common Stock on the day before the date of grant. All such options are immediately exercisable on their date of grant. During fiscal year 2000, none of the Directors exercised options under the Director Incentive Plan.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth certain information regarding compensation of the Company's Chief Executive Officer and other Executive Officers currently employed who received total compensation in excess of $100,000 during fiscal years ended February 28, 1998, February 28, 1999 and February 29, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM COMPENSATION

                                                                           ---------------------------------
                                             ANNUAL COMPENSATION                   AWARDS
                                       --------------------------------    -----------------------
                                                             OTHER         RESTRICTED  SECURITIES
                                                             ANNUAL          STOCK     UNDERLYING     LTIP      ALL OTHER
                              FISCAL    ANNUAL     ANNUAL    COMPEN-        AWARDS($)    OPTIONS     PAYOUTS     COMPEN-
NAME AND PRINCIPAL POSITION    YEAR    SALARY($)   BONUS($)  SATION($)                   GRANTED       ($)       SATION($)
---------------------------  -------- ---------- ---------- ----------    ----------- ----------- --------- -----------
Stephen A. Hafer                 2000    230,000          -          -              -           -         -           -
   Chief Executive Officer       1999    175,000          -          -              -           -         -           -
   and President                 1998    151,000          -          -              -     150,000         -           -

J. Patrick Henry                 2000    150,000          -          -              -           -         -           -
                                 1999    107,465          -          -              -           -   129,750           -
                                 1998     98,939          -          -              -      50,000         -           -

---------------

STOCK OPTION / SAR GRANTS IN LAST FISCAL YEAR

No options for Common Stock were granted to Executive Officers during the fiscal year ended February 29, 2000.

STOCK OPTION VALUES

The following table sets forth, as of February 29, 2000, certain information regarding options held by the Company's Chief Executive Officer and other Executive Officers.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED               VALUE OF UNEXERCISED
                                                           OPTIONS/SARS                IN-THE-MONEY OPTIONS/SARS AT
                                                          AT FY- END (#)                        FY-END ($)
                                                   ------------------------------    ---------------------------------
                      SHARES           VALUE
                    ACQUIRED ON       REALIZED
NAME                EXERCISE(#)          ($)        EXERCISABLE   UNEXERCISABLE        EXERCISABLE     UNEXERCISABLE
----                -----------      -----------   -------------  -------------       -------------    -------------
Stephen A. Hafer              -         -                150,000        -                394,500            -0-
J. Patrick Henry              -         -                 25,000        -                65,750             -0-

-------------------
(1) Represents the closing sale price of the Common Stock on February 29, 2000 of $5.94 per share, minus the per share exercise price of the options ($3.31) multiplied by the number of shares issuable upon exercise of the options.

LONG-TERM INCENTIVE PLAN

In 1993, the Company adopted the LTI Plan to assist the Company in securing and retaining key employees and consultants. The LTI Plan authorizes grants of incentive stock options, nonqualified stock options, stock appreciation rights ("SARs"), restricted stock, performance shares and dividend equivalents to officers and key employees of the Company and outside consultants to the Company.

The LTI Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee determines the total number and types of awards granted in any year, the number and selection of employees or consultants to receive awards, the number and type of awards granted to each grantee and the other terms and provisions of the awards, subject to the limitations set forth in the LTI Plan. The Company's Chief Executive Officer has similar authority with respect to employees who are not subject to the provisions of Section 16 of the Exchange Act.

401(K) PLAN

The Company operates a defined contribution 401(k) profit-sharing plan and trust (the "401(k) Plan") that is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). After satisfying the plan eligibility requirements, employees of the Company may enroll in the 401(k) Plan on the first of any month. A participating employee, by electing to defer a portion of his or her compensation, may make pretax contributions to the 401(k) Plan, subject to limitations under the Code, of a percentage (not to exceed 15%) of his or her total compensation. The Company contributes 50% of every dollar the participant contributes up to a total of 2% of the participant's gross compensation. Participant contributions and earnings are 100% vested at all times, while Company-matching contributions vest in 20% increments over a five-year period, beginning one year after the employee satisfies the plan eligibility requirements. Participants may alter their contribution amounts at any time. Employees are responsible for directing the investments of all assets in their individual account. Contributions may be withdrawn, with possible penalties for certain early withdrawals, only after (i) the employee reaches age 59 1/2, (ii) the employee's retirement with the Company, (iii) the employee's death or disability, (iv) the termination of the employee's employment with the Company, or (v) the termination of the 401(k) Plan. The Company pays all expenses associated with the 401(k) Plan.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(d) during the most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company is not aware of any Director, Officer, or beneficial owner of more than 10% of any class of equity securities of the Company that failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) during the most recent fiscal year or prior fiscal years.

                         COMPENSATION COMMITTEE REPORT

The following report shall not be deemed incorporated by reference into any filing under the Securities Act of 1993 ("1933 Act") or under the Securities Exchange Act of 1934 ("1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either the 1933 Act or the 1934 Act.

The Compensation Committee is composed of all members of the Board of Directors.

UniComp, Inc. operates in a highly competitive business and competes internationally for personnel at the executive and technical staff level. Outstanding candidates are aggressively recruited, often at premium salaries. Highly qualified employees are essential to the success of the Company. The Company is committed to providing competitive compensation that helps attract, retain, and motivate the highly skilled people it requires. The Committee strongly believes that a considerable portion of the compensation for the Chief Executive Officer and other top executives must be tied to the achievement of business objectives and to business unit and overall company performance, both current and long-term.

The salary of the Chief Executive Officer is established solely by the Compensation Committee, while the salary of other executive officers is established by the Chief Executive Officer and the Compensation Committee. In establishing salaries for executive officers, the Compensation Committee and Chief Executive Officer consider relative Company performance, the individual's past performance and future potential, and compensation for persons holding similarly responsible positions at other companies in the software distribution and development industries. All these factors are considered in establishing salaries, however, their relative importance varies depending upon the individual's responsibilities.


                                    Respectfully submitted,

                                    COMPENSATION COMMITTEE:

                                    Stephen A. Hafer
                                    John Patrick Henry
                                    Nelson J. Millar
                                    Dr. Thomas W. Zimmerer

                              PERFORMANCE GRAPH(1)

The following graph shows a comparison of cumulative total returns for UniComp, Inc., the NASDAQ Stock Market U.S. Index ("NASDAQ - US") and the NASDAQ Computer & Data Processing Index ("NASDAQ Comp & DP") during the five year period ending February, 2000. The comparison assumes $100 was invested on the last trading day of February, 1995 in the Company's Common Stock and in each of the indices and assumes the reinvestment of all dividends, if any. The performance shown in the graph is not necessarily indicative of future performance.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG UNICOMP, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                 AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

* $100 INVESTED ON 2/28/95 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING FEBRUARY 28.

Unicomp Inc (UCMP)

                                                                 CUMULATIVE TOTAL RETURN
                                            ------------------------------------------------------------------
                                             2/95        2/96        2/97        2/98        2/99        2/00
UNICOMP, INC.                               100.00      228.57      189.29      192.86       94.64      168.74
NASDAQ STOCK MARKET (U.S.)                  100.00      139.36      166.28      227.28      296.02      602.61
NASDAQ COMPUTER & DATA PROCESSING           100.00      152.09      178.96      267.74      419.89      898.99

Unicomp Inc (UCMP)

                                              Beginning
              Transaction       Closing        No. Of            Dividend       Dividend        Shares         Ending   Cum. Tot.
  Date*          Type           Price**       Shares***          per Share        Paid        Reinvested       Shares    Return
---------     -----------       -------       ----------         ----------     ---------     -----------     --------  ---------
2/28/1995        Begin            3.500         28.57                                                           28.571    100.00
2/28/1996       Year End          8.000         28.57                                                           28.571    228.57
2/28/1997       Year End          6.625         28.57                                                           28.571    189.29
2/28/1998       Year End          6.750         28.57                                                           28.571    192.86
2/28/1999       Year End          3.313         28.57                                                           28.571     94.64
2/28/2000          End            5.906         28.57                                                           28.571    168.74

*   Specified ending dates or ex-dividend dates.
** All Closing Prices and Dividends are adjusted for stock splits and stock dividends.
*** 'Begin Shares' based on $100 investment.
--------------
    (1) Note: This Section of the Proxy Statement shall not be deemed to be incorporated by reference into any filing by the Company with the SEC under the 1933 Act or the 1934 Act, notwithstanding any such incorporation by reference of any other portions of this Proxy Statement.

                             SHAREHOLDER PROPOSALS

For a Shareholder proposal to be presented at the next annual meeting, it must be received by the Company no later than March 31, 2001, in order to be included in the Proxy Statement and Proxy for the 2001 annual meeting. Any such proposals should be sent to Mary Ann Culpepper, Corporate Secretary, UniComp, Inc., 1850 Parkway Place, Suite 925, Marietta, Georgia, 30067.

                                 OTHER MATTERS

INDEPENDENT AUDITORS

The Company's Board of Directors has selected BDO Seidman, LLP to serve as the Company's independent auditor for the fiscal year ending February 28, 2001. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interest of the Company and its Stockholders.

Effective March 23, 2000, UniComp, Inc. (the "Company") replaced its independent auditors, Arthur Andersen L.L.P. ("Arthur Andersen") with BDO Seidman, LLP ("BDO Seidman"). Arthur Andersen's report on UniComp's financial statements for the fiscal years ended February 28, 1998 and 1999, contained no adverse opinions or a disclaimer of opinions, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Company's Board of Directors.

During the fiscal years ended February 28, 1998 and 1999, there were no disagreements between the Company and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.

None of the "reportable events" described in Item 304 (a)(1)(v) of Regulation S-K occurred with respect to the Company during the fiscal years ended February 28, 1998 and 1999.

The Company requested Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the above statements. A copy of such letter dated, March 27, 2000, was filed as an exhibit to the Form 8-K reporting this change.

Effective March 23, 2000, the Company engaged BDO Seidman as its independent auditor for the fiscal year ended February 29, 2000. During the fiscal years ended February 28, 1998 and 1999 and the subsequent interim period to the date hereof, the Company did not consult BDO Seidman regarding any of the matters or events set forth in Item 304 (a)(2)(I) and (ii) of Regulation S-K.

Neither BDO Seidman LLP, nor any of its members has any financial interest, direct or indirect, in the Company, nor has BDO Seidman LLP, nor any of its members been connected with the Company as promoter, underwriter, voting trustee, director, officer, or employee.

OTHER MATTERS BEFORE THE MEETING

Management knows of no other matters which are likely to be brought before the Meeting. If any other business requiring a vote of the Stockholders should properly come before the Meeting, the proxies will be voted by the persons named herein in accordance with their judgment on such matters.

                          ANNUAL REPORTS ON FORM 10-K

The Annual Report on Form 10-K for the fiscal year ended February 29, 2000 has been enclosed with this Proxy Statement. Unless specifically indicated in this Proxy Statement, the Annual Report is not incorporated in the Proxy Statement and is not considered as part of the soliciting material.


                                           UniComp, Inc.

                                           /s/ Mary Ann Culpepper
                                           ------------------------------
                                           Mary Ann Culpepper
                                           Corporate Secretary